Exhibit 31.2
PRINCIPAL FINANCIAL OFFICER CERTIFICATION
I, Diantha Duvall, certify that:
1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Genocea Biosciences, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ DIANTHA DUVALL
Diantha Duvall
Chief Financial Officer

Date:	April 29, 2022